UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

VSEE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 N Federal Hwy #304 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (754) 231-1688

Digital Health Acquisition Corp.

980 N Federal Hwy #304

Boca Raton, Florida+ 33432

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VSEE	The Nasdaq Stock Market LLC
Warrants, which entitles the holder to purchase one (1) share of common stock at a price of $11.50 per whole share	VSEEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “VSee Health,” and the “Company” refer to VSee Health, Inc., a Delaware corporation (f/k/a Digital Health Acquisition Corp., a Delaware corporation), after giving effect to the Business Combination (as defined below), and as renamed VSee Health, Inc., and where appropriate, our wholly-owned subsidiaries following the Closing Date (as defined below). Furthermore, unless otherwise stated or unless the context otherwise requires, references to “DHAC” refer to Digital Health Acquisition Corp., a Delaware corporation, prior to the Closing Date. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (the “Current Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus /Consent Solicitation filed with the Securities and Exchange Commission (the “SEC”) on registration statement on Form S-4 (Filed No. 333-268184), as amended (the “Proxy Statement/Prospectus/Consent Solicitation”) in the section entitled “Selected Definitions” beginning on page 4 thereof, and such definitions are incorporated herein by reference.

This Current Report on Form 8-K incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement/Prospectus/Consent Solicitation. To the extent there is a conflict between the information contained in this Current Report and the information contained in such prior reports and documents and incorporated by reference herein, the information in this Current Report controls.

As previously disclosed in DHAC’s Current Report on Form 8-K filed with the SEC on June 12, 2024, on June 7, 2024, DHAC held a special stockholder meeting (the “Special Meeting”), at which the DHAC stockholders considered and adopted, among other matters, a proposal to approve the transactions contemplated by the Business Combination Agreement (as defined below). On June 24, 2024 (the “Closing Date”), the parties consummated the business combination by and among DHAC, DHAC Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of DHAC (“Merger Sub I”), DHAC Merger Sub II, Inc., a Texas corporation and a direct, wholly owned subsidiary of DHAC (“Merger Sub II”), VSee Lab, Inc., a Delaware corporation (“VSee Lab”), and iDoc Virtual Telehealth Solutions, Inc., a Texas corporation (“iDoc”) (the “Business Combination”). In connection with the Business Combination, DHAC changed its name from Digital Health Acquisition Corp. to VSee Health, Inc.

At the closing (the “Closing”) of the Business Combination, (1) each share of DHAC common stock was re-designated as a share of the Company’s common stock, par value $0.0001 (the “Common Stock”) and each outstanding warrant of DHAC was re-designated as a warrant of the Company and each whole warrant exercisable for one share of the Company’s Common Stock at an exercise price of $11.50 (the “Warrant”); (2) each issued and outstanding share of Class A common stock of VSee Lab (including all securities that are converted or exchanged into shares of VSee Lab Class A common stock) immediately prior to the Business Combination was automatically cancelled and extinguished and converted into the right to receive approximately 0.40 shares of Common Stock; and (3) each issued and outstanding share of Class A common stock of iDoc immediately prior to the Business Combination was automatically cancelled and extinguished and converted into the right to receive approximately 994.38 shares of Common Stock.

Furthermore, with the Closing of the Business Combination, (1) pursuant to certain securities purchase agreements entered into on November 21, 2023, (the “Loan Conversion SPAs”), by and among DHAC, VSee Lab and/or iDoc with certain lenders of each of DHAC, Vsee Lab and iDoc, certain indebtedness of each of DHAC, VSee Lab and iDoc was converted into shares of series A preferred stock of VSee Health, par value $0.0001 per share (the “Series A Preferred Stock”) upon Closing and the Company issued 1,788 Series A Preferred Stock to such lenders; (2) pursuant to certain securities purchase agreements entered into on November 21, 2023 and as further amended and restated on February 13, 2024 (the “A&R Loan Conversion SPAs”), by and among DHAC, VSee Lab and/or iDoc and certain lenders, following assumption and conversion of the underlying loans, the Company issued 892,500 shares of Common Stock to such lenders after the Closing; and (3) in connection with services performed by A.G.P./Alliance Global Partners (“A.G.P.”) during DHAC’s initial public offering and pursuant to a securities purchase agreement entered into on November 3, 2022 and as further amended on November 21, 2023 (the “A.G.P. Securities Purchase Agreement”), the Company issued 4,370 shares of Series A Preferred Stock to A.G.P. upon Closing. For additional descriptions of the Loan Conversion SPAs dated November 21, 2023, the A&R Loan Conversion SPAs dated February 13, 2024 and the A.G.P. Securities Purchase Agreement, please refer to the Company’s Current Reports on Form 8-K filed with the SEC on November 22, 2023 and on February 13, 2024.

The total number of shares of the Company’s Common Stock outstanding immediately following the Closing was approximately 14,692,820 comprising (i) 3,432,000 founders shares, (ii) 57,000 shares of Common Stock issued to existing stockholders, (iii) 5,246,354 shares of Common Stock issued to VSee Lab stockholders (a portion of which are subject to escrow); (iv) 4,950,000 shares of Common Stock issued to iDoc stockholders (a portion of which are subject to escrow); (v) 892,500 shares of Common Stock issued to certain lenders pursuant to the A&R Loan Conversion SPAs which were converted following the Closing; and (vi) 114,966 shares of Common Stock issued to the Company’s public stockholders.

Item 1.01. Entry into Material Definitive Agreement.

Business Combination Agreement

As previously disclosed, on June 7, 2024, DHAC held the Special Meeting, at which the DHAC stockholders considered and adopted, among other matters, a proposal to approve the transactions contemplated by the Third Amended and Restated Business Combination Agreement, dated as of November 21, 2023, as amended by the first amendment dated February 13, 2024 and the second amendment dated April 17, 2024 (as amended, the “Business Combination Agreement”) by and among DHAC, Merger Sub I, Merger Sub II, VSee Lab and iDoc.

On June 24, 2024, the parties consummated the Business Combination pursuant to the terms of the Business Combination Agreement (and upon all other conditions pursuant to the Business Combination Agreement being satisfied or waived) whereby (i) Merger Sub I merged with and into VSee Lab, with VSee Lab as the surviving company and, after giving effect to such merger, VSee Lab became a wholly-owned subsidiary of the Company, (ii) Merger Sub II merged with and into iDoc, with iDoc as the surviving company and, after giving effect to such merger, iDoc became a wholly-owned subsidiary of the Company, and (iii) DHAC changed its name to VSee Health, Inc.

Exchange Note, Registration Rights Agreement and Lock-Up Agreement

As previously disclosed in DHAC’s Current Report on Form 8-K filed with the SEC on November 22, 2023, in connection with the Closing, pursuant to the exchange agreement (the “Exchange Agreement”) entered by and among DHAC, VSee Lab and iDoc on November 21, 2023, the Company consummated the exchange of a senior convertible promissory note with an aggregate principle value of $2,523,744.29 (the “Exchange Note”) and issued the Exchange Note to the bridge investor (the “Bridge Investor”) on the Closing Date. The Exchange Note is guaranteed by each of the Company, VSee Lab and iDoc and is fully secured by collateral of the Company and its subsidiaries including, without limitation, the intellectual property, trademark, and patent rights. The parties entered into an Amended and Restated Security Agreement (the “Security Agreement”) and certain intellectual property security agreements on the Closing Date granting such security interest in favor of the Bridge Investor.

On the Closing Date, the Company also entered into a registration rights agreement pursuant to the Exchange Agreement (the “Exchange Registration Rights Agreement”). In addition, each of the Company’s directors and officers entered into a lock-up agreement contemplated by the Exchange Agreement (the “Exchange Lock-Up Agreement”).

For a description of the Exchange Note, the Exchange Registration Rights Agreement, the Exchange Lock-Up Agreement, please refer to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2023. The foregoing descriptions of the Exchange Note, the Exchange Registration Rights Agreement, the Exchange Lock-Up Agreement and the Security Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Exchange Note, the Exchange Registration Rights Agreement, the Exchange Lock-Up Agreement and the Security Agreement, respectively filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 hereto and incorporated by reference herein.

Quantum Note and Quantum Registration Rights Agreement

As previously disclosed in DHAC’s Current Report on Form 8-K filed with the SEC on November 22, 2023, in connection with the Closing and pursuant to the convertible note purchase agreement (the “Quantum Purchase Agreement”) entered by and between DHAC and an institutional and accredited investor (the “Quantum Investor”) on November 21, 2023, the Company agreed to issue and sell to the Quantum Investor a 7% original issue discount convertible promissory note (the “Quantum Note”) in the aggregate principal amount of $3,000,000. Such Quantum Note was issued on June 25, 2024. Concurrent with the issuance of the Quantum Note, the Company entered into a Registration Rights Agreement, pursuant to which it agreed to register the shares of Common Stock underlying the Quantum Note (the “Quantum Registration Rights Agreement”).

For a description of the Quantum Note and the Quantum Registration Rights Agreement, please refer to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2023. The foregoing descriptions of the Quantum Note and the Quantum Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Quantum Note and the Quantum Registration Rights Agreement, respectively filed as Exhibit 10.5 and Exhibit 10.6 hereto and incorporated by reference herein.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with each of its director and officer. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company, or, at the Company’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of indemnification agreement, which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company,” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Consummation, and as discussed below in Item 5.06 of this Current Report on Form 8-K, the Company has ceased to be a shell company. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K and the information incorporated herein by reference contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the effects of the Business Combination. These statements are based on the current expectations and beliefs of management of the Company and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements about future financial and operating results of the Company; statements of the plans, strategies and objectives of management for future operations of the Company; statements regarding future economic conditions or performance; and other statements regarding the future business of the Company. Forward-looking statements may contain words such as “will be,” “will,” “expect,” “anticipate,” “continue,” “project,” “believe,” “plan,” “could,” “estimate,” “forecast,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “pursue,” “should,” “target” or similar expressions, and include the assumptions that underlie such statements. These statements include, but are not limited to the following:

•	the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against the Company;

•	the ability to maintain the listing of the Common Stock on the Nasdaq, as applicable;

•	the projected financial information, anticipated growth rate, market opportunity and financial performance of the Company;

•	the risk of disruption to the Company’s current plans and operations;

•	the ability to recognize the anticipated benefits of the Company’s business, which may be affected by, among other things, competition and the ability to grow and manage growth profitably and retain its key employees;

•	the Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination;

•	the ability of the Company to raise financing in the future;

•	the success, cost and timing of the Company’s product development activities;

•	the commercialization and adoption of VSee Lab’s and iDoc’s existing products and the success of the Company’s future product offerings;

•	the potential attributes and benefits of VSee Lab’s, iDoc’s and the Company’s products and services;

•	the Company’s ability to obtain and maintain regulatory approval for their products, and any related restrictions and limitations of any approved product;

•	the effect of legal, tax and regulatory changes;

•	the Company’s ability to identify, in-license or acquire additional technology;

•	the Company’s ability to maintain existing license, manufacturing and supply agreements;

•	the size and growth potential of the markets for the Company’s products, and the ability of each to serve those markets, either alone or in partnership with others;

•	the pricing of the Company’s products and services and reimbursement for medical procedures conducted using the Company’s products and services;

•	the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing;

•	the costs related to the Company’s business;

•	the ability of the Company to raise financing in the future;

•	the Company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

•	the Company’s ability to compete with other companies currently marketing or engaged in the development of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than the Company;

•	factors relating to the business, operations and financial performance of the Company, including market conditions and global and economic factors beyond the Company’s control;

•	other factors disclosed under the section entitled “Risk Factors” in the Proxy Statement/Prospectus/Consent Solicitation beginning on page 84 thereof, which is incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by the Company from time to time with the SEC. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

Reference is made to the disclosure contained in the Proxy Statement/Prospectus/Consent Solicitation beginning on pages 240 and 247 in the sections entitled “Information About VSee” and “Information About iDoc”, which is incorporated herein by reference.

Risk Factors

Reference is made to the disclosure contained in the Proxy Statement/Prospectus/Consent Solicitation beginning on page 84 in the section entitled “Risk Factors,” which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the consolidated financial information of DHAC and the unaudited pro forma condensed combined financial information of the Company.

The selected historical financial information of VSee Lab and iDoc as of and for the years ended December 31, 2023 and 2022 is described in the Proxy Statement/Prospectus/Consent Solicitation pages F-49 and F-69 thereof and the disclosure contained in Exhibit 99.1 (for VSee Lab) and Exhibit 99.2 (for iDoc) hereto related to the three-month period ended March 31, 2024 and 2023, both of which are incorporated herein by reference.

Reference is made to the disclosure contained in Exhibit 99.3 hereto related to the unaudited pro forma condensed combined financial information of the Company as of March 31, 2024 and for the year ended December 31, 2023 and the three-month period ended March 31, 2024.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus/Consent Solicitation beginning on pages 263 and 273 in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of VSee” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of iDoc” and to the disclosure contained in Exhibits 99.4 and 99.5 hereto related to the three-month period ended March 31, 2024 and 2023, both of which are incorporated herein by reference.

Properties

Reference is made to the disclosure contained in the Proxy Statement/Prospectus/ Consent Solicitation beginning on page 238 in the section entitled “DHAC’s Business,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of the Company common stock immediately following the consummation of the transactions contemplated by the Business Combination by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and restricted stock units that vest within 60 days. Common stock issuable upon exercise of options and warrants currently exercisable within 60 days and restricted stock units that vest within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.

The beneficial ownership of Company common stock is based on 14,692,820 shares of the Company’s common stock issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the following entities or individuals is c/o VSee Health, Inc., 980 N. Federal Highway #304 Boca Raton, Florida 33432.

Company Common Stock

Name and Address of Beneficial Owner	Number of Shares of Common Stock of the Company Beneficially Owned		% of Class (1)
Five Percent Holders of the Company
Digital Health Sponsor LLC (our sponsor) (2)	3,222,250	(3)	21.08%
Dominion Capital LLC(4)	1,074,288	(5)	7.23%
Directors and Executive Officers of the Company (6)
Milton Chen	2,870,069		19.53%
Imoigele Aisiku	3,536,990		24.07%
Jerry Leonard	-		-
Kevin Lowdermilk	-		-
Colin O’Sullivan	-		-
Scott Metzger (7)	8,625		*
All Directors and Executive Officers of the Company as a group (6 individuals)	6,415,684		43.67%

* Less than 1%.

(1)

Shares and percentages are based on (a) 14,692,820 shares of the Company’s Common Stock, (b) 6,158 shares of Series A Convertible Preferred Stock at $10 per share, (c) 570,375 shares of the Company’s Common Stock issuable upon conversion of the Convertible Notes at $10 per share (which excludes the ELOC Note that will become effective on July 2, 2024), and (d) 12,256,999 shares of the Company’s Common Stock issuable upon exercise of all warrants, in each case, outstanding as of the Closing Date, which securities are convertible or exercisable within 60 days of the Closing Date and deemed outstanding for purposes of computing the percentage ownership of the person holding such convertible securities, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Our sponsor is the record holder of the shares of common stock reported herein. Our affiliate, Mr. Lawrence Sands, is the manager of our sponsor and as such may be deemed to have sole voting and investment discretion with respect to the common stock held by our sponsor. Mr. Sands disclaims any beneficial ownership of the securities held by Digital Health Sponsor LLC other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address of the Sponsor is c/o Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432.

(3)	Consists of 2,073,250 founder shares, 557,000 shares of Company Common Stock underlying the Private Placement Units, 557,000 warrants for Company Common Stock underlying the Private Placement Units at an exercise price of $11.50, and 35,000 shares of Company Common Stock issuable upon conversion of 350 shares of Series A Convertible Preferred Stock at a $10 conversion price.

(4)	Includes 600,000 shares of Company common stock issued following the closing of the business combination upon conversion of certain convertible notes. Dominion Capital LLC also holds an additional 575,906 warrants excluded for purposes of the 9.99% beneficial ownership limitation. Dominion Capital GP LLC is the manager of Dominion Capital LLC. Dominion Capital Holdings LLC is the manager of Dominion Capital GP LLC. Mikhail and Gennadiy Gurevich are managing members of Dominion Capital Holdings LLC and as such have voting and dispositive power over the securities held by Dominion Capital LLC. The business address for Dominion Capital LLC is 256 West 38th Street, 15t h Floor, New York, NY 10018.

(5)	Consists of 630,000 shares of Company Common Stock, 270,375 shares of Company Common Stock issuable upon conversion of the Convertible Notes held by Dominion Capital LLC at a conversion price of $10, and 173,913 shares of Company Common Stock underlying the Bridge Warrants exercisable at $11.50, which are all subject to the beneficial ownership limitation of 9.99%.

(6)	Unless otherwise indicated, the business address of each of the individuals is c/o Digital Health Acquisition Corp., 980 N Federal Hwy #304, Boca Raton, FL 33432.

(7)	All common stock owned of record by the Scott J. and Kelley H. Wolf Family Trust. Mr. Wolf and his wife, Kelley H. Wolf, are trustees of the Scott J. and Kelley H. Wolf Family Trust and may be deemed to have shared voting and investment discretion with respect to shares of common stock held by the Scott J. and Kelley H. Wolf Family Trust. The address of the Scott J. and Kelley H. Wolf Family Trust is 319 Trenton Way, Menlo Park, CA 94025.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Business Combination is set forth in the Proxy Statement/Prospectus/Consent Solicitation in the sections entitled “Director and Executive Officers of the Combined Company after the Business Combination” beginning on page 341 and is incorporated herein by reference.

Executive Compensation.

Information with respect to the compensation of the Company’s executive officers after the Business Combination is set forth in the Proxy Statement/Prospectus/Consent Solicitation in the sections entitled “Director and Executive Officers of the Combined Company after the Business Combination” beginning on page 341 and is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus/Consent Solicitation in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 355 of the Proxy Statement/Prospectus/Consent Solicitation, which is incorporated herein by reference. The disclosure regarding director independence set forth in the Proxy Statement/Prospectus/Consent Solicitation in the section entitled “Director and Executive Officers of the Combined Company after the Business Combination” beginning on page 341 of the Proxy Statement/Prospectus/Consent Solicitation is incorporated herein by reference.

Legal Procedures

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus/Consent Solicitation entitled “Information About VSee—Legal Proceedings” and “Information About iDoc—Legal Proceedings” beginning on page 253 and page 262 of the Proxy Statement/Prospectus/Consent Solicitation, which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

The Common Stock and Warrants have commenced trading on the Nasdaq Capital Market of The Nasdaq Stock Market LLC (“Nasdaq”) under the symbol “VSEE” and “VSEEW” respectively, on June 25, 2024. In connection with the Closing, DHAC’s units ceased trading on Nasdaq on June 24, 2024.

The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future. The payment of any cash dividends will be within the discretion of the Company’s board of directors. We currently expect that the Company will retain future earnings to finance operations and grow its business, and we do not expect the Company to declare or pay cash dividends for the foreseeable future.

Holders of Record

Effective upon the Closing Date, including the issuance of securities pursuant to the Loan Conversion SPAs, A&R Loan Conversion SPAs and A.G.P. Securities Purchase Agreement, the Company had 14,692,820 shares of Common Stock outstanding held of record by approximately 619 holders and 6,158 shares of Series A Preferred Stock outstanding.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus/ Consent Solicitation in the section entitled “Proposal No. 5 – The Stock Plan Proposal” beginning on page 193 thereof, which is incorporated herein by reference. The VSee Health, Inc. 2024 Equity Incentive Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by DHAC’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is set forth in the Proxy Statement/Prospectus/ Consent Solicitation in the section entitled “Description of the Combined Company’s Securities” beginning on page 303 thereof, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus/ Consent Solicitation in the section entitled “Proposal 1 – The Business Combination Proposal – Indemnification Agreements” beginning on page 148 thereof, which is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated into this Item 3.02 by reference. The shares of Series A Preferred Stock issued pursuant to the Loan Conversion SPAs and A.G.P. Securities Purchase Agreement, the share of Common Stock issued pursuant to the A&R Loan Conversion SPAs, the Exchange Note and the Quantum Note were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, the Company filed a Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Second Amended and Restated Certificate of Incorporation and the general effect upon the rights of holders of VSee’s capital stock are discussed in the Proxy Statement/Prospectus/ Consent Solicitation in the section entitled “Proposals No. 2A-2I – The Charter Amendment Proposals” beginning on page 184 thereof, which is incorporated herein by reference.

Additionally, the disclosure set forth in the Introductory Note and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference. A copy of the Second Amended and Restated Certificate of Incorporation is included as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

The information in this Item 4.01 concerns the change in the independent registered public accounting firm of our operating subsidiaries, iDoc and VSee Lab, which took place on June 24, 2024. This change does not concern the current independent registered public accounting firm of the Company, which is Withum Smith+Brown, PC (“Withum”). Withum was appointed the independent registered public accounting firm of DHAC since its commencement of operations in around April 2021 and remains as the independent registered public accounting firm for the Company in connection with the Business Combination.

Accell Audit & Compliance, PA (“Accell”) was dismissed as the independent registered public accounting firm of iDoc and VSee Lab on June 24, 2024. Accell was the registered public accounting firm of VSee Lab and iDoc prior to the mergers with Merger Sub I and Merger Sub II, respectively, on June 24, 2024. Accell audited the financial statements of iDoc and VSee Lab as of December 31, 2023 and 2022 and for the years then ended. The Company’s audit committee approved the dismissal of Accell, in connection with the Closing of the Business Combination.

The report of Accell on the audited financial statements of iDoc and Vsee Lab for the two year period ended December 31, 2023 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph as to each of iDoc and VSee Lab’s ability to continue as a going concern.

In connection with Accell’s audit for the two year period ended December 31, 2023 and 2022, and Accell’s reviews of each of iDoc and VSee Lab’s financial statements, there were no disagreements with Accell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Accell, would have caused them to make reference thereto in their reports on the financial statements.

The Company has furnished to Accell the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is Accell’s letter to the SEC, dated June 28, 2024, regarding these statements.

(b) Newly Appointed Independent Registered Public Accountant

On June 28, 2024, the Company’s audit committee approved the appointment of Withum as iDoc and VSee Lab’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2024.

During the period from April 1, 2021 (inception) to the date the Company’s Board approved the engagement of Withum as the Company’s independent registered public accounting firm, neither iDoc nor VSee Lab consulted with Withum on matters that involved the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on iDoc or VSee Lab’s consolidated financial statements or any other matter that was either the subject of a disagreement or reportable event.

Item 5.01. Changes in Control of the Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Business Combination, and in accordance with the terms of the Business Combination Agreement, (i) each executive officer of DHAC ceased serving in such capacities, (ii) Scott Wolf, Frank Ciufo, and George McNellage ceased serving on the Board, and (iii) Milton Chen, Imoigele Aisiku, and Colin O’Sullivan were appointed as directors of the Company.

Effective upon the consummation of the Business Combination, Milton Chen was appointed Co-Chief Executive Officer of the Company, Imoigele Aisiku was appointed Co-Chief Executive Officer of the Company, and Jerry Leonard was appointed Chief Financial Officer and Secretary of the Company.

Other than as disclosed in this Item 5.02 of this Current Report on Form 8-K, reference is made to the disclosure described in the Proxy Statement/Prospectus/ Consent Solicitation in the section entitled “Directors and Executive Officers of the Combined Company After the Business Combination” beginning on page 341 thereof for biographical information about each of the directors and officers following the Business Combination and to Item 2.01 of this Current Report on Form 8-K, which are incorporated herein by reference.

Compensatory Arrangements for Directors

Reference is made to the disclosure described in the Proxy Statement/Prospectus/ Consent Solicitation in the section entitled “Directors and Executive Officers of the Combined Company After the Business Combination” beginning on page 341 thereof for compensation about each of the directors and officers following the Business Combination and to Item 2.01 of this Current Report on Form 8-K, which are incorporated herein by reference.

VSee Health, Inc. 2024 Equity Incentive Plan

Reference is made to the disclosure described in the Proxy Statement/Prospectus/ Consent Solicitation in the section entitled “Proposal No. 5 – The Stock Plan Proposal” beginning on page 193 thereof, which is incorporated herein by reference and the full text of the VSee Health, Inc. 2024 Equity Incentive Plan, which is included as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

The disclosure set forth under the Introductory Note and in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

In connection with the consummation of the Business Combination, the Company amended and restated its amended and restated certificate of incorporation, effective as of the Closing Date, pursuant to a Second Amended and Restated Certificate of Incorporation (as amended, the “Second Amended and Restated Certificate of Incorporation”), and the Company adopted amended and restated bylaws pursuant to an Amended and Restated Bylaws (the “Amended and Restated Bylaws”).

In connection with the A.G.P. Securities Purchase Agreement and the Loan Conversion SPAs, the Company also filed the Certificate of Designations for the Company’s Series A Preferred Stock (the “Series A COD”) with the Secretary of State of the State of Delaware.

Copies of the Second Amended and Restated Certificate of Incorporation, Series A COD, and the Amended and Restated Bylaws, are attached as Exhibits 3.1, 3.2, and 3.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The material terms of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus/ Consent Solicitation under the sections entitled “Proposals No. 2A-2I – The Charter Amendment Proposals” beginning on page 184 thereof and “Proposal No. 3 – The Bylaws Proposal” beginning on page 188 thereof, which are incorporated herein by reference. The materials terms of the Series A Preferred Stock are included in the Proxy Statement/Prospectus/ Consent Solicitation under the sections entitled “Description of the Combined Company’s Securities – Preferred Stock – Series A Convertible Preferred Stock” beginning on page 307, which is incorporated herein by reference.

Item 5.06. Changes in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus/ Consent Solicitation in the section entitled “Proposal No. 1 – The Business Combination Proposal” beginning on page 139 thereof, which is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 24, 2024, the parties issued a joint press release announcing the completion of the Business Combination. A copy of the press release is furnished as Exhibit 99.6 hereto and incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.6 of this Current Report on Form 8-K is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall this item and Exhibit 99.6 be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such future filing.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated financial statements of VSee Lab and iDoc for the years ended December 31, 2023 and 2022 are set forth in the Proxy Statement/Prospectus/ Consent Solicitation beginning on pages F-50 and F-70 and are incorporated herein by reference. The unaudited condensed consolidated financial statements of VSee Lab and iDoc for the three months ended March 31, 2024 and 2023 are set forth in Exhibit 99.1 (for VSee Lab) and Exhibit 99.2 (for iDoc) hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of March 31, 2024 and for the year ended December 31, 2023 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description
2.1+	Third Amended and Restated Business Combination Agreement, dated as of November 21, 2023, by and among Digital Health Acquisition Corp., DHAC Merger Sub I, Inc., DHAC Merger Sub II, Inc., VSee Lab, Inc., and iDoc Virtual Telehealth Solutions, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2023).
2.2	First Amendment to the Third Amended and Restated Business Combination Agreement, dated as of February 13, 2024, by and among Digital Health Acquisition Corp., DHAC Merger Sub I, Inc., DHAC Merger Sub II, Inc., VSee Lab, Inc., and iDoc Virtual Telehealth Solutions, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 13, 2024).
2.3	Second Amendment to the Third Amended and Restated Business Combination Agreement, dated as of April 17, 2024, by and among Digital Health Acquisition Corp., DHAC Merger Sub I, Inc., DHAC Merger Sub II, Inc., VSee Lab, Inc., and iDoc Virtual Telehealth Solutions, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2024).
3.1	Second Amended and Restated Certificate of Incorporation of VSee Health, Inc.
3.2	Certificate of Designation of Series A Convertible Preferred Stock of VSee Health, Inc. filed on June 24, 2024
3.3	Amended and Restated Bylaws of VSee Health, Inc
10.1	Exchange Note dated as of June 24, 2024 by and between VSee Health, Inc. and the Bridge Investor
10.2	Exchange Registration Rights Agreement dated as of June 24, 2024 by and between VSee Health, Inc. and the Bridge Investor
10.3	Form of Exchange Lock-Up Agreement entered with directors and officers of VSee Health, Inc. on June 24, 2024
10.4	Amended and Restated Security Agreement dated June 24, 2024 by and among the Bridge Investor, VSee Health, Inc., VSee Lab, Inc., iDoc Virtual Telehealth Solutions, Inc. and grantors under the signature page thereof
10.5	Quantum Note dated as of June 25, 2024 by and between VSee Health, Inc. and the Quantum Investor
10.6	Quantum Registration Rights Agreement dated as of June 25, 2024 by and between VSee Health, Inc. and the Quantum Investor.
10.7+	Form of Indemnification Agreement by and between VSee Health, Inc. and each of its officers and directors
10.8+	VSee Health, Inc. 2024 Equity Incentive Plan (incorporated by reference to Exhibit 10.11 to the Company’s Form S-4 filed with the SEC on May 9, 2024).
16.1	Letter from Accell Audit & Compliance, PA to the Securities and Exchange Commission
21.1	Subsidiaries of the Company.
99.1	Unaudited condensed consolidated financial statements of VSee Lab, Inc as of and for the three months ended March 31, 2024 and 2023
99.2	Unaudited condensed consolidated financial statements of iDoc Virtual Telehealth Solutions, Inc. as of and for the three months ended March 31, 2024 and 2023
99.3	Unaudited pro forma condensed combined financial information of VSee Health, Inc. as of and for the three months ended March 31, 2024 and the year ended December 31, 2023
99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of VSee Lab, Inc. as of and for the three months ended March 31, 2024 and 2023
99.5	Management’s Discussion and Analysis of Financial Condition and Results of Operations of iDoc Virtual Telehealth Solutions, Inc.as of and for the three months ended March 31, 2024 and 2023
99.6	Joint Press Release Announcing the Completion of the Business Combination dated June 24, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

#	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 28, 2024	VSEE HEALTH, INC.

	By:	/s/ Imoigele Aisiku
	Name:	Imoigele Aisiku
	Title:	Co-Chief Executive Officer